UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2009

THE FIRST BANCORP, INC.

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers;

Election of Directors; Appointment of Principal Officers	Page 1

Signatures	Page 2

Section 5 - Other Events

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2009, the Registrant received a letter from Randy A. Nelson indicating his resignation as a Director of the Registrant. Mr. Nelson stated that since he has moved out of the service territory covered by the Registrant, he is no longer able to serve effectively as a member of the Board of Directors.

The resignation is effective December 31, 2008, and there are no known disagreements between Mr. Nelson and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

---------------------

F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: February 17, 2009